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                                                                    Exhibit 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-20843 and 33-38428 and 333-24073) of BI Incorporated of our report dated August 14, 1998, appearing on page F1 of this Annual Report on Form 10-K.



/s/PricewaterhouseCoopers LLP

Broomfield, Colorado
September 21, 1998